UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2007

Item 1. Report to Stockholders.

WOMEN’S EQUITY FUND

SEMI-ANNUAL REPORT

Six Months Ended
September 30, 2007

Women's Equity Fund

October 18, 2007

Dear Shareholders:

October 1, 2007 marked the beginning of the 15th year for the Women’s Equity Fund (the “Fund”).  Once again the market has been characterized by price volatility this past quarter and confirms that we need an unwavering faith in the power of long-term investing.

The Fund’s performance as of September 30, 2007 is as follows:

	Calendar	1 year	3 year	5 year	10 year	Inception
	Y-T-D	Cumm	Annualized	Annualized	Annualized	(10/1/93)
Women’s Equity
Fund – Class R	10.20%	14.99%	8.95%	12.04%	7.46%	9.10%
S&P 500 Index	9.13%	16.44%	13.14%	15.45%	6.57%	10.93%
	1	3	6	9	1	Inception
	Month	Month	Month	Month	Year	(4/19/06)
Women’s Equity
Fund – Class I	4.80%	4.07%	9.93%	10.48%	15.38%	10.09%
S&P 500 Index	3.74%	2.03%	8.44%	9.13%	16.44%	13.26%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data  more current to the most recent month end may be obtained by calling 888-552-9363 or visiting www.womens-equity.com.

The Fund imposes a 2.00% redemption fee on shares held for less than 60 days.  Performance data does not reflect the redemption fee.  If it had, returns would be reduced.

The equity market, after reaching a new all-time high on July 19th, dropped by roughly 10 percent in the subsequent few weeks, and then recovered most of the sudden decline before quarter end.  Much higher than anticipated default rates among sub-prime mortgages were the primary catalyst for the market sell-off.

That a problem was brewing within sub-prime mortgage assets first made news last winter when a few mortgage banks and brokers faced defaults among their higher-risk mortgages, resulting in several liquidations and losses.  By mid-July it had become obvious that the sub-prime credit problem, and its implications for the economy in general, were much more widespread.  The Federal Reserve took action and reduced the short-term interest rate in order to

Women's Equity Fund

restore stability and credit availability.  For several quarters, our portfolio manager had argued for the prudence of investing in high quality companies.  That strategy limited returns in 2005 and 2006 compared to more risky portfolios.  This past quarter, however, the Fund’s performance has exceeded those benchmarks.  We believe that investors’ appetite for risk had become so far extended that some of the strongest and best-positioned companies were often ignored.  Given the environment of moderating economic growth and a greater attention to risk, we anticipate that this renewed preference for higher quality investments will continue and support the Fund’s investment strategy.

ECONOMIC OUTLOOK AND PORTFOLIO STRATEGY

Most of the current pessimistic economic forecasters believe that continued weakness in housing, high energy prices and the rising cost of agricultural commodities will lead to a further contraction in discretionary consumer spending. Additionally, most suggest that the decline in the relative value of the dollar and a moderation in labor productivity will reverse what had been a favorable inflation environment.  More optimistic economists point to a supportive Federal Reserve policy, stimulative fiscal trends, the core strength of most global economies and continued growth in both employment and wages.  For the optimists, the adverse inflation implications of a falling dollar are outweighed by the impetus that a lower dollar value provides to exports and its associated benefit for international corporate profit.  Our portfolio manager believes that the economy is far more likely to grow than stagnate over the next six to twelve months.  Continued economic growth is likely to foster a rising stock market trend.

Over the past several months, we have increased the focus of our portfolio on companies that are clear beneficiaries of global economic growth.  Among these are companies in the technology sector.  Many have improved their financial strength in the past several years, produced strong earnings growth, and now sell at valuations that offer reasonable value.  We have also trimmed our holdings in those financial companies whose fundamental value is at risk from asset impairments.

We remain confident that stocks of companies that can sustain growth through a variety of economic and stock market conditions will provide superior and less volatile returns over the long-term.

PAX WORLD WOMEN’S EQUITY FUND

By now most of you know that the majority of shareholders approved the PAX World acquisition of Women’s Equity Fund as of October 18, 2007.  We believe the portfolio will be in good hands; you will hear from the new portfolio manager, Sujatha Avutu soon.

Women's Equity Fund

Leslie Christian and I look back and feel proud that the Women’s Equity Fund is 15 years old.  Twenty years after we graduated from business schools, the glass ceiling prevented women from advancing in corporate America.  We were educated in business and we knew if we did not try to make a difference, we had no right to complain.  More importantly, having worked in many different corporations, we both had an appreciation that there were companies out there that understood the economic benefit in fully valuing and utilizing all their employees.

I personally had those experiences years ago working in Japan, Hong Kong, and England.  I was a consultant to a bank and participated in numerous projects.  Those projects had specific goals and were staffed with people regardless of their nationality, race, gender, or age.  We were pulled into the project because of each person’s special skill or unique position.  For me, it was mostly because I understood US banking regulations, spoke different languages and could facilitate translating concepts into action steps.  In those projects, the group became bigger than the individual parts.  We would often start at 7 am and end around 11 pm for dinner and start all over again the following morning, often working through the weekend.  The high we got in getting the job done and the pride in knowing that we did it together is impossible to describe.  That experience made me realize that if a corporation understands and utilizes that group effort, it would indeed have a competitive advantage.

Your continued support and investment in the Fund has meant so much to us over the years.  I look forward to working with PAX World and to continuing to spread our message.

Sincerely,
Linda C.Y. Pei
President

Women's Equity Fund

SECTOR ALLOCATION at September 30, 2007 (Unaudited)

*  Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLE For the Six Months Ended September 30, 2007 (Unaudited)

As a shareholder of the Women’s Equity Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution and/or service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/07 – 9/30/07).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 60 days after you purchase them.  Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in

Women's Equity Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2007 (Unaudited) (Continued)

addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/07	Value 9/30/07	4/1/07 – 9/30/07*
Class R Actual	$1,000	$1,097	$7.03
Class R Hypothetical
(5% annual return
before expenses)	1,000	1,018	6.76

*
Expenses are equal to the Fund’s expense ratio for the most recent six month period of 1.34% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Women's Equity Fund

EXPENSE EXAMPLE For the Six Months Ended September 30, 2007 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 4/1/07	Value 9/30/07	4/1/07 – 9/30/07*
Class I Actual	$1,000	$1,099	$5.20
Class I Hypothetical
(5% annual return
before expenses)	1,000	1,020	5.00

*
Expenses are equal to the Fund’s expense ratio for the most recent six month period of 0.99% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Women's Equity Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited)

Shares		Value
COMMON STOCKS: 98.6%
Automobiles & Components: 0.6%
7,000	Honda Motor Co.,
	Ltd. - ADR	$233,520
Banks: 4.0%
14,700	Bank of America Corp.	738,969
8,000	Commerce
	Bancshares, Inc.	367,120
11,700	Wilmington Trust Corp.	455,130
		1,561,219
Capital Goods: 13.8%
10,000	3M Co.	935,800
17,000	Donaldson Co., Inc.	709,920
9,500	Dover Corp.	484,025
17,800	Emerson Electric Co.	947,316
22,000	Illinois Tool Works, Inc.	1,312,080
10,800	W.W. Grainger, Inc.	984,852
		5,373,993
Consumer Durables & Apparel: 2.2%
1,000	Leggett & Platt, Inc.	19,160
14,000	NIKE, Inc. - Class B	821,240
		840,400
Diversified Financials: 9.9%
11,500	American Express Co.	682,755
284	The Charles
	Schwab Corp.	6,134
2,200	The Goldman Sachs
	Group, Inc.	476,828
6,000	Lehman Brothers
	Holdings, Inc.	370,380
4,400	Moody's Corp.	221,760
7,000	Northern Trust Corp.	463,890
8,500	State Street Corp.	579,360
19,300	T. Rowe Price
	Group, Inc.	1,074,817
		3,875,924
Energy: 9.5%
8,800	Apache Corp.	792,528
6,000	BG Group PLC - ADR	517,084
16,100	BP PLC - ADR	1,116,535
7,300	ConocoPhillips	640,721
10,400	XTO Energy, Inc.	643,136
		3,710,004
Food & Staples Retailing: 4.5%
14,000	Costco Wholesale Corp.	859,180
12,000	Sysco Corp.	427,080
9,900	Walgreen Co.	467,676
		1,753,936
Food Beverage & Tobacco: 3.3%
8,000	General Mills, Inc.	464,080
11,000	PepsiCo, Inc.	805,860
		1,269,940
Health Care Equipment &
Services: 9.2%
5,000	Becton,
	Dickinson & Co.	410,250
8,000	C.R. Bard, Inc.	705,520
12,500	Medtronic, Inc.	705,125
8,300	Quest Diagnostics, Inc.	479,491
7,500	Stryker Corp.	515,700
7,500	UnitedHealth
	Group Inc.	363,225
6,000	Waters Corp.*	401,520
		3,580,831
Household & Personal Products: 4.8%
4,000	Avon Products, Inc.	150,120
12,000	Colgate-Palmolive Co.	855,840
12,100	Procter & Gamble Co.	851,114
		1,857,074
Insurance: 1.8%
10,500	American International
	Group, Inc.	710,325
Materials: 5.3%
15,000	AptarGroup, Inc.	568,050
8,500	Praxair, Inc.	711,960
16,000	Sigma-Aldrich Corp.	779,840
		2,059,850
Media: 0.5%
3,700	The McGraw-Hill
	Cos., Inc.	188,367

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited) (Continued)

Shares		Value
Pharmaceuticals &
Biotechnology: 5.5%
10,500	Johnson & Johnson	$689,850
13,000	Novartis AG - ADR	714,480
10,800	Teva Pharmaceutical
	Industries Ltd. - ADR	480,276
6,000	Wyeth	267,300
		2,151,906
Retailing: 5.1%
13,000	Chico's FAS, Inc.*	182,650
14,000	Ross Stores, Inc.	358,960
29,100	Staples, Inc.	625,359
12,500	Target Corp.	794,625
700	The TJX Cos., Inc.	20,349
		1,981,943
Semiconductors & Semiconductor
Equipment: 1.8%
5,250	NVIDIA Corp.*	190,260
13,500	Texas Instruments Inc.	493,965
		684,225
Software & Services: 5.5%
4,000	Amdocs Ltd.*	148,760
5,500	Automatic Data
	Processing, Inc.	252,615
1,375	Broadridge Financial
	Solutions, Inc.	26,056
4,500	Citrix Systems, Inc.*	181,440
30,000	Microsoft Corp.	883,800
7,500	SAP AG - ADR	440,025
4,800	VeriFone
	Holdings, Inc.*	212,784
		2,145,480
Technology Hardware &
Equipment: 6.4%
22,000	Cisco Systems, Inc.*	728,420
28,000	EMC Corp.*	582,400
1,500	International Business
	Machines Corp.	176,700
27,000	Nokia Corp. - ADR	1,024,110
		2,511,630
Telecommunication Services: 2.9%
201	ALLTEL Corp.	14,006
11,925	AT&T, Inc.	504,547
14,000	Verizon
	Communications, Inc.	619,920
		1,138,473
Transportation: 2.0%
10,500	United Parcel Service,
	Inc. - Class B	788,550
TOTAL COMMON STOCKS
(Cost $29,633,803)		38,417,590

Principal
Amount
CORPORATE BOND: 1.3%
Microfinance Securities: 1.3%
$500,000	Blue Orchard
	Microfinance,
	4.936%, 07/31/2011
	(Cost $500,000;
	Acquired 7/23/2004)+	500,000
TOTAL CORPORATE BOND
(Cost $500,000)		500,000

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

SCHEDULE OF INVESTMENTS at September 30, 2007 (Unaudited) (Continued)

Shares	Value
SHORT-TERM INVESTMENT: 0.2%
72,724	Fidelity Institutional
Government Portfolio	$72,724
TOTAL SHORT-TERM INVESTMENT
(Cost $72,726)	72,724
TOTAL INVESTMENTS
IN SECURITIES: 100.1%
(Cost $30,206,527)	38,990,314
Liabilities in Excess
of Other Assets: (0.1)%	(40,911)
NET ASSETS: 100.0%	$38,949,403

ADR - American Depository Receipt.
*	Non-income producing security.
+
Restricted security purchased in private placement transaction and valued at its fair value under the supervision of the Board of Trustees.  At September 30, 2007, the value of this security amounted to $500,000 or 1.3% of net assets.

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2007 (Unaudited)

ASSETS
Investments in securities, at value
(cost $30,206,527) (Note 2)	$38,990,314
Cash	476
Receivables:
Fund shares sold	10,049
Dividends and interest	24,757
Prepaid expenses	3,442
Total assets	39,029,038
LIABILITIES
Payables:
Fund shares redeemed	5,244
Investment advisory fees (net)	16,660
Administration fees	4,513
Custody fees	2,422
Distribution fees	20,833
Fund accounting fees	5,546
Transfer agent fees	6,361
Chief compliance officer fees	1,562
Other accrued expenses	16,494
Total liabilities	79,635
NET ASSETS	$38,949,403
COMPONENTS OF NET ASSETS
Paid-in capital	$27,223,072
Undistributed net investment income	135,861
Accumulated net realized gain on investments	2,806,683
Net unrealized appreciation on investments	8,783,787
Net assets	$38,949,403
Class R:
Net assets	$34,035,875
Shares issued and outstanding	1,418,725
Unlimited number of shares authorized without par value.
Net asset value, offering price,
and redemption price per share	$23.99
Class I:
Net assets	$4,913,528
Shares issued and outstanding	204,433
Unlimited number of shares authorized without par value.
Net asset value, offering price,
and redemption price per share	$24.03

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

STATEMENT OF OPERATIONS For the Six Months Ended September 30, 2007 (Unaudited)

INVESTMENT INCOME
Dividends (net of $4,055 foreign withholding tax)	$299,553
Interest	17,491
Total investment income	317,044
EXPENSES (Note 3)
Investment advisory fees	143,724
Distribution fees - Class R	41,792
Administration fees	28,783
Fund accounting fees	18,034
Transfer agent fees - Class R	12,684
State registration fees	11,029
Audit fees	9,796
Reports to shareholders	6,178
Custody fees	5,155
Chief compliance officer fees	4,718
Legal fees	3,450
Trustee fees	2,150
Miscellaneous expense	2,118
Transfer agent fees - Class I	1,246
Insurance expense	771
Total expenses	291,628
Less: fees waived	(43,404)
Net expenses	248,224
Net investment income	68,820
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,459,495
Change in net unrealized appreciation on investments	2,075,784
Net realized and unrealized gain on investments	3,535,279
Net increase in net assets resulting from operations	$3,604,099

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

Six Months Ended
	September 30, 2007	Year Ended
	(Unaudited)	March 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$68,820	$196,802
Net realized gain on investments	1,459,495	1,619,793
Change in net unrealized
appreciation on investments	2,075,784	243,900
Net increase in net assets
resulting from operations	3,604,099	2,060,495
DISTRIBUTION TO SHAREHOLDERS
From net investment income:
Class R	—	(166,786)
Class I	—	(28,626)
From net realized gain:
Class R	—	(735,791)
Class I	—	(76,623)
Total distributions to shareholders	—	(1,007,826)
CAPITAL SHARE TRANSACTIONS (Note 3)
Class R:
Shares sold	1,803,364	5,452,043
Shares issued in reinvestment of distributions	—	870,464
Shares redeemed (a)	(4,169,707)	(8,955,238)
Net decrease in net assets derived from
net change in outstanding shares	(2,366,343)	(2,632,731)
Class I (b):
Shares sold	99,975	5,054,077
Shares issued in reinvestment of distributions	—	104,928
Shares redeemed (c)	(973,591)	(68,936)
Net increase (decrease) in net assets derived
from net change in outstanding shares	(873,616)	5,090,069
Total increase (decrease) in net assets
from capital share transactions	(3,239,959)	2,457,338
Total increase in net assets	364,140	3,510,007
NET ASSETS
Beginning of period	38,585,263	35,075,256
End of period	$38,949,403	$38,585,263
Undistributed net investment income	$135,861	$67,041

(a)	Net of redemption fees of $86 and $88, respectively.
(b)	Class I Shares have been offered since April 19, 2006.
(c)	Net of redemption fees of $0 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	September 30,
	2007				Year Ended March 31,
CLASS R	(Unaudited)		2007	2006	2005	2004	2003
Net asset value,
beginning of period	$21.86		$21.24	$20.48	$19.40	$14.67	$18.50

INCOME FROM INVESTMENT
OPERATIONS
Net investment
income (loss)	0.05		0.11	0.08	0.05	(0.01)	0.01
Net realized and unrealized
gain (loss) on investments	2.08		1.10	1.18	1.05	4.74	(3.84)
Total from
investment operations	2.13		1.21	1.26	1.10	4.73	(3.83)

LESS DISTRIBUTIONS
From net
investment income	—		(0.11)	(0.08)	(0.02)	—	—
From net realized gain	—		(0.48)	(0.42)	—	—	—
Total distributions	—		(0.59)	(0.50)	(0.02)	—	—
Paid-in capital from
redemption fees (Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	—	—
Net asset value,
end of period	$23.99		$21.86	$21.24	$20.48	$19.40	$14.67
Total return	9.74	%^	5.67%	6.20%	5.66%	32.24%	(20.75)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end
of period (millions)	$34.0		$33.3	$35.1	$33.0	$21.6	$12.9

RATIO OF EXPENSES TO
AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	1.55	%+	1.79%	1.96%	1.98%	2.14%	2.48%
After fees waived and
expenses absorbed	1.34	%+	1.34%	1.48%	1.50%	1.50%	1.50%

RATIO NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS
Before fees waived and
expenses absorbed	0.10	%+	0.05%	(0.10)%	(0.18)%	(0.67)%	(1.01)%
After fees waived and
expenses absorbed	0.31	%+	0.50%	0.38%	0.30%	(0.03)%	(0.03)%
Portfolio turnover rate	14	%^	25%	22%	8%	16%	16%

*	Amount is less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Six Months
	Ended
	September 30,		Period Ended
	2007		March 31,
CLASS I	(Unaudited)		2007#
Net asset value, beginning of period	$21.86		$21.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.04		0.17
Net realized and unrealized
gain on investments	2.13		0.82
Total from investment operations	2.17		0.99
LESS DISTRIBUTIONS:
From net investment income	—		(0.18)
From net realized gain	—		(0.48)
Total distributions	—		(0.66)
Paid-in capital from
redemption fees (Note 2)	—		—
Net asset value, end of period	$24.03		$21.86
Total return	9.93	%^	4.57	%^
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$4.9		$5.3
RATIO OF EXPENSES TO AVERAGE
NET ASSETS:
Before fees waived and expenses absorbed	1.28	%+	1.50	%+
After fees waived and expenses absorbed	0.99	%+	0.99	%+
RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.36	%+	0.40	%+
After fees waived and expenses absorbed	0.65	%+	0.91	%+
Portfolio turnover rate	14	%^	25	%^

#	Class of shares has been offered since April 19, 2006.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited)

NOTE 1 – ORGANIZATION

The Women’s Equity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on October 1, 1993.

The Fund offers Class R and Class I shares.  Class I shares have been offered since April 19, 2006.  Class I shares are offered at an increased minimum initial investment.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2007, the Fund held a fair valued security with a market value of $500,000, or 1.3% of total net assets.

B.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses

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NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

realized on sales of securities are determined on a first-in, first-out cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

F.
Share Valuation.  The net asset value (“NAV”) per share of each class, of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.  Class specific expenses, such as distribution fees, registration fees and transfer agent fees are borne by that class.  Income, other expenses and realized and unrealized gains and losses of the Fund are allocated to each respective class in proportion to the relative net assets of each class.

G.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

H.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required as of the date of the last NAV calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  On December 22, 2006, the SEC granted a six-month delay in the required implementation of FIN 48 for mutual funds.  At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS 157, and its impact on the financial statements has not yet been determined.

NOTE 3 – CAPITAL SHARE TRANSACTIONS

	Six Months Ended		Year Ended
	September 30, 2007		March 31, 2007
	Shares	Value	Shares	Value
Class R:
Shares sold	78,841	$1,803,364	254,341	$5,452,043
Shares issued in
reinvestment of distributions	—	—	39,765	870,464
Shares redeemed (a)	(182,407)	(4,169,707)	(423,477)	(8,955,238)
Net increase (decrease)	(103,566)	$(2,366,343)	(129,371)	$(2,632,731)

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

	Period Ended		Year Ended
	September 30, 2007		March 31, 2007 (b)
	Shares	Value	Shares	Value
Class I:
Shares sold	4,385	$99,975	241,053	$5,054,077
Shares issued in reinvestment
of distributions	—	—	4,798	104,928
Shares redeemed (c)	(42,635)	(973,591)	(3,168)	(68,936)
Net increase (decrease)	(38,250)	$(873,616)	242,683	$5,090,069

(a)	Net of redemption fees of $86 and $88, respectively.
(b)	Class I Shares have been offered since April 19, 2006.
(c)	Net of redemption fees of $0 and $0, respectively.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

FEMMX Financial (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund.  For the six months ended September 30, 2007, the Fund incurred $143,724 in advisory fees. Boston Trust Investment Management, Inc. (the “Sub-Advisor”) acts as Sub-Advisor to the Fund and is entitled to compensation for its services from the Advisor.

The Advisor has contractually agreed to limit the Fund’s total expenses to not more than 1.34% of average daily net assets for Class R shares, and not more than 0.99% of average daily net assets for Class I shares. The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Any fee withheld and/or any Fund expense absorbed by the Advisor pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the year to which the fees waived and expenses absorbed relate, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the six months ended September 30, 2007, the Advisor waived fees of $43,404 for the Fund.

At September 30, 2007, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

reimbursed was $450,639.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
March 31, 2008	$128,354
March 31, 2009	$164,949
March 31, 2010	$168,588
March 31, 2011	$43,404

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For the six months ended September 30, 2007, the Administrator received a monthly fee at the following annual rate:

First $100 million	0.15% of average daily net assets
Next $50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the six months ended September 30, 2007, the Fund incurred $28,783 in administration fees.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the six months ended September 30, 2007, the Fund was allocated $4,718 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC, (the “Distributor”), serves as principal underwriter for shares of the Fund, and acts as the Fund’s Distributor in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A., serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of the Administrator.

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Class R shares. The Plan provides that the Fund may pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the average daily net assets of class R shares.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  For the six months ended September 30, 2007, Class R shares of the Fund incurred $41,792 in distribution fees.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended September 30, 2007, the cost of purchases and the proceeds from the sale of securities excluding short-term investments were $5,401,594 and $8,396,770, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended September 30, 2007.

The cost basis of investments for federal income tax purposes at September 30, 2007 was as follows:

Cost of investments	$30,206,527
Gross tax unrealized appreciation	$9,413,701
Gross tax unrealized depreciation	(629,914)
Net tax unrealized appreciation	$8,783,787

Because tax adjustments are calculated annually, the above table reflects the tax adjustments outstanding at the Fund’s previous fiscal year end.

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended September 30, 2007 and the fiscal year ended March 31, 2007 was as follows:

	September 30,	March 31,
	2007	2007
Distributions paid from:
Ordinary Income	$—	$195,412
Long-term capital gain	—	812,414
	$—	$1,007,826

Women's Equity Fund

NOTES TO FINANCIAL STATEMENTS September 30, 2007 (Unaudited) (Continued)

As of March 31, 2007, the components of distributable earnings/losses on a tax basis were as follows:

Net tax unrealized appreciation	$6,708,003
Undistributed ordinary income	$136,767
Undistributed long-term capital gain	1,277,462
Total distributable earnings	$1,414,229
Total accumulated earnings/(losses)	$8,122,232

NOTE 7 – INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies.  The Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities.

	Acquisition	Principal			% Net
Security	Date	Amount	Cost	Value	Assets
Blue Orchard Microfinance,
4.936%, 7/31/2011	7/26/04	$500,000	$500,000	$500,000	1.3%

Women's Equity Fund

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling (866) 811-0221.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0221.  Furthermore, you can obtain the Fund’s proxy voting policies and procedures on the Fund’s website at www.womens-equity.com or through the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge, upon request, by calling (866) 811-0221.  Furthermore, you can obtain the Fund’s proxy voting records on the Fund’s website at www.womens-equity.com or through the SEC’s website at www.sec.gov.  The Fund’s schedule of portfolio holdings is posted on its website at www.womens-equity.com within ten business days after calendar quarter end.

REORGANIZATION (Unaudited)

At a special meeting of shareholders held on October 18, 2007, the Fund’s shareholders approved that the Fund be reorganized into and merged with Pax World Women’s Equity Fund (the “Reorganization”).  It is presently anticipated that the Reorganization will take place by the end of October.  Upon completion of the Reorganization, the Fund’s shareholders will have their shares exchanged for an equal investment in shares of Pax World Women’s Equity Fund.  Following the Reorganization, the Fund will be dissolved.

At the meeting, shareholders approved the proposal as follows:

	For	Against	Abstain
Women's Equity Fund	824,018.935	8,371.679	112,738.317

Women's Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT (Unaudited)

At meetings held on May 21-22 and July 18-20, 2007, the Board considered and approved FEMMX Financial, Inc.’s (the “Advisor”) recommendation that the Fund be reorganized into, and merged with, Pax World Women’s Equity Fund (the “Merger”).  At these meetings, the Advisor and the Trustees had discussed matters relating to the continued viability of the Fund over the long term given its small size and resources available to the Advisor to grow the Fund as well as potential alternatives for the management of the Fund. Accordingly, at a meeting held on August 13 and 14, 2007, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved, for a six month period, the continuance of the Advisory Agreement with the Advisor and the Sub-Advisory Agreement with Boston Trust Investment Management, Inc. (the “Sub-Advisor”), but with the expectation that the Agreements would continue in force only until the completion of the Merger which is expected to take place by the fourth quarter of 2007.

At the August 13 and 14th meeting and at a prior meeting held on July 18 and 19, 2007, the Board received and reviewed substantial information regarding the Fund, the Advisor and Sub-Advisor and the services provided by the Advisor and the Sub-Advisor to the Fund under the Advisory Agreement and Sub-Advisory Agreement.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement and Sub-Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement and by the Sub-Advisor under the Sub-Advisory Agreement. The Board considered each of the Advisor’s and Sub-Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor and Sub-Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor and the Sub-Advisor, including information regarding their respective compliance programs, their chief compliance officer and compliance record, and their

Women's Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

business continuity plan.  The Board also considered the prior relationship between the Advisor, the Sub-Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s and the Sub-Advisor’s operations, and noted that during the course of the prior year they had met with each of the Advisor and Sub-Advisor in person to discuss various marketing and compliance topics.  The Board concluded that each of the Advisor and Sub-Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreement and Sub-Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor and Sub-Advisor. In assessing the quality of the portfolio management delivered by the Advisor and Sub-Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds as classified by Lipper.

The Board noted that the Fund’s year-to-date, one-year, three-year, five-year and ten-year performance were each below the median of its peer group with the Fund being in the fourth quartile for the year-to-date, one-year, three-year and five-year performance periods and in the third quartile for the ten-year performance period.  The Board also noted that the Fund was subject to social investment criteria, which made the Fund unique among the competitor peer group and therefore made a performance comparison against this peer group difficult.  The Board concluded, however, that notwithstanding the difficulty of making such comparisons, the performance obtained by the Advisor and the Sub-Advisor was not satisfactory given current market conditions.  The Board noted that during the course of the prior year they had met with the Advisor and the Sub-Advisor in person to discuss various performance topics.  The Board concluded that the Fund’s below average performance over all relevant time periods hindered the Fund’s ability to increase its assets and remain viable in the future, which was a factor the Board considered in connection with their approval of the Merger.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds, as well as all expense waivers and

Women's Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

reimbursements and the portion of the advisory fees paid to the Sub-Advisor. The Board concluded that the fees paid to the Advisor were fair and reasonable.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board concluded that given the fact that the Fund had not achieved any meaningful asset growth and given the impending Merger, considerations as to economies of scale were not relevant at this time.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” and the 12b-1 fees paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for a six month interim period pending the Merger, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund’s shareholders received reasonable value in return for the advisory fees paid.  The Board therefore determined that the continuance of the Advisory Agreement for a limited period of time until the completion of the Merger would be in the best interests of the Fund and its shareholders.

(This Page Intentionally Left Blank.)

Investment Advisor
FEMMX FINANCIAL
Linda Pei, President
12 Geary Street, Suite 601
San Francisco, California  94108
www.womens-equity.com
(415) 434-4495
(888) 552-9363

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701
(866) 811-0221

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Julie Allecta, Partner
55 Second Street, 24th Floor
San Francisco, California  94105-3441

Symbol
Women’s Equity Fund – Class R – FEMMX
Women’s Equity Fund – Class I – FMMIX

CUSIP
Women’s Equity Fund – Class R – 742935604
Women’s Equity Fund – Class I – 97815Q103

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  December 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  December 5, 2007

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  December 7, 2007

* Print the name and title of each signing officer under his or her signature.